UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: February 23, 2011

(Date of earliest event reported)

E*TRADE Financial Corporation

(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020

(Address of Principal Executive Offices and Zip Code)

(646) 521-4300

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On February 23, 2011, E*TRADE Financial Corporation (the “Company”) reported its Daily Average Revenue Trades (“DARTs”) through February 22, 2011, and monthly delinquencies in its loan portfolio for the months of November and December 2010, and January 2011. Detailed information concerning DARTs and monthly delinquencies is provided below. The information on monthly delinquencies is based on the Company’s loan data as of January 31, 2011. The information concerning DARTs and monthly delinquencies presented below may not be indicative of data for succeeding months or, in the case of DARTs, for the full month of February 2011, and any trends that may be suggested thereby are subject to a number of uncertainties and risks, including those found in the “Risk Factors” section of the Company’s annual, quarterly and current reports on Form 10-K, Form 10-Q, and Form 8-K filed with the SEC.

Month-to-Date DARTs

As of February 22, 2011, DARTs for the month of February were approximately 184,000, a 2% percent increase from January 2011.

	Feb-11 (to date)	Jan-11	% Chg. M/M
DARTs	184,000	180,967	2%

Monthly Loan Performance Data

	Jan-11	Dec-10	Nov-10	% Chg. Jan 11 - Dec 10	% Chg. Dec 10 - Nov 10	% Chg. Jan 11 - Nov 10
One- to Four-Family ($MM)
Current	$6,680	$6,800	$6,924	(2)%	(2)%	(4)%
30-89 days delinquent	342	389	418	(12)%	(7)%	(18)%
90-179 days delinquent	224	226	218	(1)%	4%	3%

Total 30-179 days delinquent	566	615	636	(8)%	(3)%	(11)%
180+ days delinquent(1)	782	785	801	(0)%	(2)%	(2)%

Total delinquent loans	1,348	1,400	1,437	(4)%	(3)%	(6)%

Gross loans receivable(2)	$8,028	$8,200	$8,361	(2)%	(2)%	(4)%

Home Equity ($MM)
Current	$6,005	$6,121	$6,220	(2)%	(2)%	(3)%
30-89 days delinquent	189	175	192	8%	(9)%	(2)%
90-179 days delinquent	143	143	146	0%	(2)%	(2)%

Total 30-179 days delinquent	332	318	338	4%	(6)%	(2)%
180+ days delinquent(1)	54	52	55	4%	(5)%	(2)%

Total delinquent loans	386	370	393	4%	(6)%	(2)%

Gross loans receivable(2)	$6,391	$6,491	$6,613	(2)%	(2)%	(3)%

Consumer and Other ($MM)
Current	$1,405	$1,431	$1,488	(2)%	(4)%	(6)%
30-89 days delinquent	25	25	25	0%	0%	0%
90-179 days delinquent	5	5	4	0%	25%	25%

Total 30-179 days delinquent	30	30	29	0%	3%	3%
180+ days delinquent(1)	1	1	1	0%	0%	0%

Total delinquent loans	31	31	30	0%	3%	3%

Gross loans receivable(2)	$1,436	$1,462	$1,518	(2)%	(4)%	(5)%

Total Loans Receivable ($MM)
Current	$14,090	$14,352	$14,632	(2)%	(2)%	(4)%
30-89 days delinquent	556	589	635	(6)%	(7)%	(12)%
90-179 days delinquent	372	374	368	(1)%	2%	1%

Total 30-179 days delinquent	928	963	1,003	(4)%	(4)%	(7)%
180+ days delinquent(1)	837	838	857	(0)%	(2)%	(2)%

Total delinquent loans	1,765	1,801	1,860	(2)%	(3)%	(5)%

Total gross loans receivable(2)	$15,855	$16,153	$16,492	(2)%	(2)%	(4)%

(1)	Loans that are delinquent for 180+ days have been written down to estimated current property value.
(2)	Includes unpaid principal balances and premiums (discounts).

Citadel’s Holdings of E*TRADE Common Stock and Convertible Debentures

Citadel and its affiliates will convert convertible debentures into 2,217,538 shares of common stock in order to sell such shares in the offering, assuming no exercise of the underwriter’s option to purchase additional shares. Citadel and its affiliates have also committed to convert additional convertible debentures following the completion of the offering such that they will own 9.9% of E*TRADE’s outstanding common stock or 19.7% of E*TRADE’s common stock assuming conversion of debentures held by Citadel following completion of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: February 23, 2011	By:	/s/ Karl A. Roessner
Name: Karl A. Roessner Title: Corporate Secretary